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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report incorporated by reference in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 33-60157, 333-05463, 333-21007 and 33-57053.


                                             /s/ Arthur Andersen LLP
                                             ARTHUR ANDERSEN LLP


Minneapolis, Minnesota,
  March 18, 1997
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